NEW 1991 LOAN AGREEMENT


         This LOAN AGREEMENT dated June 30, 1998 (this "Agreement"), by and between The Stanley Works, a Connecticut corporation, (the "Company"), as lender hereunder, and Citibank, N.A., a national banking association, as trustee (the "Trustee") under a trust (the "Trust") which is maintained under a trust agreement effective June 29, 1998 between the Company and the Trustee (the "Trust Agreement").

                              W I T N E S S E T H:


      WHEREAS, effective as of January 1, 1987, the Company and the predecessor trustee established an employee stock ownership trust for hourly employees which was known as the Stanley Works Savings Trust for Hourly Paid Employees (the "Prior Hourly ESOP Trust") and effective as of January 1, 1985 an employee stock ownership trust for salaried employees which was known as The Stanley Works Savings and Retirement Trust (the "Prior Salaried ESOP Trust");

      WHEREAS, the Prior Hourly ESOP Trust was formed to fund the Savings Plan for Hourly Paid Employees of The Stanley Works (the "Hourly Plan"), which contained both a profit sharing feature and employee stock ownership feature;

      WHEREAS, the Prior Salaried ESOP Trust was formed to fund the Savings and Retirement Plan for Salaried Employees of The Stanley Works (the "Salaried Plan"), which contained both a profit sharing feature and employee stock ownership feature;

      WHEREAS, effective June 7, 1991, the Prior Hourly ESOP Trust borrowed $26,499,973.50 (the "1991 Hourly ESOP Loan") from a subsidiary of the Company pursuant to a term note dated June 7, 1991 (the "1991 Hourly Term Note"), the proceeds of which were used to purchase common stock of the Company ("Company Stock");

      WHEREAS, effective June 7, 1991, the Prior Salaried ESOP Trust borrowed $153,499,995.00 (the "1991 Salaried ESOP Loan") from a subsidiary of the Company pursuant to a term note dated June 7, 1991 (the "1991 Salaried Term Note"), the proceeds of which were used to purchase Company Stock;

      WHEREAS, effective September 30, 1994, the Prior Hourly ESOP Trust was merged into the Prior Salaried ESOP Trust, which was amended and restated as The Stanley Works 401(k) Savings Plan Trust (the "Former Trust") and the Hourly Plan was merged into the Salaried Plan, which was amended and restated as The Stanley Works 401(k) Savings Plan, now amended and restated as the Stanley Account Value Plan (the "Plan");

      WHEREAS, effective September 30, 1994, the 1991 Hourly ESOP Loan and related promissory note, was assumed by the Former Trust;

      WHEREAS, the 1991 Salaried ESOP Loan and the 1991 Hourly ESOP Loan (together, the "Current 1991 ESOP Loans") provide for the Trust to make annual principal and interest payments as of each January 31 through January 31, 2026;

      WHEREAS, the Current 1991 ESOP Loans were based on certain assumptions of growth in the employee work force;

      WHEREAS, due to intervening economic factors and corporate restructuring, these assumptions have proved to be inaccurate;

      WHEREAS, because these assumptions have proved to be inaccurate, the Company and the Trustee have decided to refinance and extend the maturity of the Current 1991 ESOP Loans and the related promissory notes;

      WHEREAS, the Company and the Trustee have exchanged various proposals, and negotiated the terms and conditions of a refinancing of the maturity of the Current 1991 ESOP Loans and the related promissory notes;

      WHEREAS, the Company has engaged the Trustee under an agreement to make the determination in its sole and independent discretion as to whether the terms of the proposed refinancing and extension is in accordance with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

      WHEREAS, the Trustee has made the determination to enter into this Agreement and other documents related to the refinancing of the Current 1991
ESOP Loans and the related promissory notes, including the Implementation Agreement dated as of the date hereof between the Company and the Trust (the "Implementation Agreement"), the Amended and Restated 1991 Salaried ESOP Note dated as of the date hereof (the "Replacement 1991 Salaried ESOP Note") and the Amended and Restated 1991 Hourly ESOP Note dated as of the date hereof (the "Replacement 1991 Hourly ESOP Note");

      WHEREAS, it is intended that the loan made under this Agreement and evidenced by the Replacement 1991 Salaried ESOP Note and the Replacement 1991 Hourly ESOP Note (collectively, the "Replacement ESOP Loan") be primarily for the benefit of the Plan participants and beneficiaries and will constitute an "exempt loan" within the meaning of section 4975(d)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulation ss.54.4975-7(b),
Section 408(b)(3) of ERISA and Department of Labor Regulation ss.2550.408b-3;

      WHEREAS, the Company has agreed to enter into the Implementation Agreement in consideration for the Trustee entering into this Agreement and executing the Replacement 1991 Salaried ESOP Note and the Replacement 1991 Hourly ESOP Note; and

      WHEREAS, Company and the Trust desire to amend and restate the Current 1991 ESOP Loans in their entirety as this Agreement to reflect the refinancing of the Current 1991 ESOP Loans.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which each party hereto respectively acknowledges by its execution hereof), the parties hereto intending legally to be bound do hereby agree to the implementation of their understanding as follows:

          Section 1.  AMOUNT AND TERMS OF THE LOAN

      1.1 The Loan. The Trust hereby consents and agrees to the continuation of its indebtedness to the Company described in the foregoing recitals, and acknowledges and agrees that as of the date hereof the Trust is indebted to the Company in the principal amount of $180,122,846.12 (together, the "Loan"). The outstanding aggregate principal amount of the Loan shall, beginning on June 30, 1998, bear interest at the rate of 6.09% per annum from (and including) the date hereof to (but excluding) the date of repayment thereof. Interest on the Loan shall be computed on the basis of a 365-day year and the number of days elapsed. The Loan shall be due and payable on December 31, 2028. The Trust shall make principal payments on the Loan as set forth on Annex I hereto. Interest on the outstanding principal balance of the Loan shall be payable (i) monthly in arrears on the last business day of each calendar month commencing July 31, 1998; and (ii) at maturity. All or any portion of the outstanding principal balance of, or interest on, the Loan may be prepaid at any time without penalty. Prepayments will be applied to reduce the amount of future scheduled payments, and the Company shall determine which future scheduled payments to which the prepayments are applied.

      1.2 The Note. The obligation of the Trust to repay the Loan shall be evidenced by promissory notes in the form of the Replacement 1991 Salaried ESOP Note, attached as Exhibit A and the Replacement 1991 Hourly ESOP Note, attached as Exhibit B, together (the "Notes"). The Company shall use its best efforts to record the date and the amounts of any payments and prepayments of the principal amount on Annex A to the Replacement 1991 Salaried ESOP Note and the Replacement 1991 Hourly ESOP Note. The insertions on said Annex A to the Replacement 1991 Salaried ESOP Note and the Replacement 1991 Hourly ESOP Note shall be presumptive evidence of the outstanding principal amount of the Loan. Failure to make such insertions shall not affect the Company's rights or the Trust's obligations hereunder and under the Replacement 1991 Salaried ESOP Note and the Replacement 1991 Hourly ESOP Note.

      1.3 Payments  Free  of  Taxes.   All   payments   made   by the  Trust  in
connection with this Agreement shall be made free and clear of, and without reduction by reason of, any taxes.

      1.4 Immediately Available Dollars.   All  payments  hereunder  shall be in
U.S. Dollars and in immediately available funds.

          Section 2.  CONDITIONS OF LOAN CONTINUATION

      2.1 Company Conditions. The obligation of the Company to continue the Loan as set forth hereunder shall be subject to the conditions that (i) the Company shall have received, in form and substance satisfactory to the Company, the Replacement 1991 Salaried ESOP Note and the Replacement 1991 Hourly ESOP Note (collectively with this Agreement, the "Loan Document"), duly executed by the Trustee on behalf of the Trust, and such other documents as the Company may reasonably request in order to effect fully the purposes of this Agreement, and
(ii) no Event of Default set forth in Section 4 herein shall have occurred and be continuing.

      2.2 Trust Conditions. The agreement of the Trust to the continuation of its indebtedness to the Company as provided hereunder shall be subject to the condition that the Trust shall have received from the Company the original of the Current 1991 ESOP Notes duly marked by the Company, in form and substance satisfactory to the Trustee, to evidence its cancellation, or such other evidence of cancellation of Notes that the Trustee deems satisfactory.

          Section 3. TRUST'S AFFIRMATIVE COVENANT

      The Trustee covenants and agrees that, until payment in full of the Note, the Trust shall comply at all times with the provisions of Treasury Regulations Section 54.4975-7 with respect to "exempt loans" to an "employee stock ownership plan."

          Section 4.  EVENTS OF DEFAULT

      4.1 Failure to Make  Required  Payments.   Failure  of  the Trustee to pay
any installment of principal or interest on the Notes on or prior to the third business day after such payment was due shall constitute an event of default.

      4.2 Breach of Covenant. Failure of the Trustee to perform any material term or condition under this Loan shall constitute an event of default.

          Section 5.  MISCELLANEOUS

      5.1 Special ERISA Provisions.

          (a) Other than as specifically set forth in this Section 5.1, no person or entity shall have any recourse against the Plan or Trust with respect to any obligation of the Trust hereunder. No person or entity entitled to payment hereunder shall have any recourse, for any payments due on the Notes, against any Plan assets other than the following categories of assets:

          (i)   contributions   (other  than  securities  of  the  Company  (the
"Securities")) made to the Trust from time to time pursuant to the Plan to meet the obligations of the Trust,

          (ii) dividends paid on the shares purchased by the Plan from the proceeds of a loan which was repaid with the proceeds of the Notes, provided that such dividends and earnings thereon shall not constitute more than 98.42% of any payment of principal, interest or principal and interest under the Notes except to the extent permitted under Code Section 404(k), and provided further that dividends paid on allocated shares may be used for the payment of the obligations to the extent permitted under section 404(k) of the Code,

          (iii) earnings attributable to the investment of the contributions and dividends referred to in the preceding clauses (i) and (ii),

          (iv) proceeds of a loan entered into to repay the loan evidenced by the Notes, and

          (v)   to  the  extent  permitted  by  law,   proceeds  from  the  sale
of collateral with respect to the Notes.

The foregoing limitations shall not affect the Company's rights, which are unconditional and absolute, to declare the indebtedness evidenced by the Notes to be immediately due and payable upon the occurrence of any default; provided, however, that the extent of the Company's ability to declare such an acceleration and to transfer assets of the Trust in satisfaction of any default shall be subject to the applicable limits of Treasury Regulation section 54.4975-7(b)(6). Notwithstanding any provision to the contrary, the proceeds from the sale of shares attributable to the Notes cannot be used to pay the obligations hereunder unless (1) the Trustee receives a legal opinion, from legal counsel satisfactory to it, that such payment does not violate any provision of the Code or ERISA, and (2) the Company commits to the contributions of amounts to the Trust which have a fair market value equal to or exceeding the value of amounts which would have been allocated to participants' accounts had the 1991 Salaried Term Note and the 1991 Hourly Term Note not been refinanced.

          (b) The Trustee may rely on the determination and directions of the Plan Administrator (as defined in and appointed pursuant to the Plan) with respect to any payments that are due from time to time hereunder, and the Trustee shall have no liability attributable to its reliance thereon.

      5.2 Modification. This Agreement may not be amended, waived or modified in any manner without the written consent of the Company and the Trustee.

      5.3 Notices. Except as otherwise expressly provided, any notice herein required or permitted to be given shall be in writing and may be personally served or sent by United States mail, and shall be deemed to have been given when personally served or five days after being deposited in the United States mail, registered, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is served as provided in this Section 5.3) shall be as follows:

If to the Trustee:

      Citibank, N.A.
      111 Wall Street
      15th Floor, Zone 9
      New York, New York 1005
      Attention: Katarina Antens-Miller

If to the Company:

      The Stanley Works
      76 Batterson Road
      Farmington, CT  06032
      Attention:  Mr. Craig Douglas

      4.4 Severability. In case any provision hereof shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      4.5 Applicable Law. Except to the extent superseded by laws of the United States, this Agreement shall be governed by and interpreted under the internal laws of the State of New York.

      4.6 Assignability. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and the successors and assigns of the Company. Without the prior written consent of the Company, which may be granted or withheld in the Company's sole discretion, the Trustee may not assign any of its rights or delegate any of its obligations hereunder.

      4.7 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

      4.8 Section Headings. The various headings used in this Agreement are are inserted for convenience only and shall not affect the meaning or interpre-tation of this Agreement or any provision hereof

      4.9 Further Assurances. At any time or from time to time upon the request of the Company, the Trustee shall execute and deliver such further documents and do such other acts and things as the Company may reasonably request in order to effect fully the purposes of this Agreement and to provide for the payment of all borrowings hereunder and interest thereon in accordance with the terms of this Agreement.

      Witness the due execution hereof as of the date first above written.

                                              CITIBANK,  N.A.,   solely  in  its
                                              capacity as Trustee of  the  trust
                                              agreement   under    the   Stanley
                                              Account Value Plan

                                              By: Keith May
                                                     Its: Vice-President




                                              THE STANLEY WORKS, in its capacity
                                              as lender hereunder

                                              By:  Craig A. Douglas
                                                     Its:  Treasurer

                   AMENDED AND RESTATED 1991 HOURLY ESOP NOTE


                                                                   June 30, 1998
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of The Stanley Corporation ("the Company") the principal amount of $26,518,403.53 (the "Principal Amount Outstanding") with respect to the borrowings originally made under a promissory note dated as of June 7, 1991, and again amended and restated as of the date hereof, pursuant to a loan agreement dated the date hereof be-tween the undersigned, as Borrower, and the Company, as lender (the "New 1991 Loan Agreement"), payable as hereinafter set forth and the New 1991 Loan Agree-ment. The undersigned promises to pay interest on the Principal Amount Outstand-ing from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Terms defined in the New 1991 Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the New 1991 Loan Agreement. This is the Replacement 1991 Hourly ESOP Note referred to in the New 1991 Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the New 1991 Loan Agreement. The New 1991 Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The Principal Amount Outstanding evidenced by this Note shall be payable as provided in the New 1991 Loan Agreement.

         Interest shall be payable on the Principal Amount Outstanding from the date hereof until payment in full and shall accrue and be payable at the rate and on the dates set forth in the New 1991 Loan Agreement both before and after default and before and after maturity and judgment. Accrued interest as of the date hereof shall be payable in the amount and on the date set forth in the New 1991 Loan Agreement.

         Anything contained in this Note to the contrary notwithstanding, the sole and only recourse of the Company for the payment of the obligations of undersigned hereunder shall be derived solely from (a) contributions (other than securities of the Company (the "Securities")) made to the undersigned from time to time pursuant to the Stanley Account Value Plan (the "Plan") to meet the obligations of undersigned hereunder, (b) dividends paid on the shares purchased by the Plan from the proceeds of a loan which was repaid with the proceeds of this Note, provided that such dividends and earnings thereon shall not con-stitute more than 98.42% of any payment of principal, interest or principal and interest under this Note except to the extent permitted under section 404(k) of the Internal Revenue Code of 1986, as amended (the

"Code") and provided further that dividends paid on allocated shares may be used for the payment of the obligations to the extent permitted under Code section 404(k), (c) earnings attributable to the investment of the contributions and dividends referred to in the preceding clauses (a) and (b), (d) proceeds of a loan entered into to repay the loan evidenced by this Note, and (e) to the extent permitted by law, proceeds from the sale of shares attributable to this Note. The foregoing limitations shall not affect the Company's rights, which are unconditional and absolute, to declare the indebtedness evidenced by this Note to be immediately due and payable upon the occurrence of any default; provided, however, that the extent of the Company's ability to declare such an acceleration and to transfer assets of the undersigned in satisfaction of any default shall be subject to the applicable limits of Treasury Regulation section 54.4975-7(b)(6). Notwithstanding any provision to the contrary, the proceeds from the sale of shares attributable to this Note cannot be used to pay the obligations hereunder unless (1) the Trustee receives a legal opinion, from legal counsel satisfactory to it, that such payment does not violate any provision of the Code or ERISA, and (2) the Company commits to the contributions of amounts to the Trust which have a fair market value equal to or exceeding the value of amounts which would have been allocated to participants' accounts had the 1991 Hourly ESOP Note not been refinanced.

         In all respects, this Note shall be subject to and construed in a manner consistent with the applicable requirements for an "exempt loan" (within the meaning of section 4975(d)(3) of the Code and Treasury Regulation section 54.4975-7(b)(1)(iii)).

         The amount of each payment hereunder shall be made to the Company at the Company's offices located at 76 Batterson Road, Farmington, Connecticut (Attn: Vice President, Corporate Finance) or at such other address as the Company may specify from time to time, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., Eastern time, on the day of payment. All payments received after 11:00 a.m., Eastern time, shall be deemed received on the next succeeding business day. The Company shall use its best efforts to keep a record of payments of principal with respect to this Note on Annex A hereto, and such record shall be presumptive evidence of the Principal Amount Outstanding under this Note. Failure to make such record shall not affect the Company's rights hereunder and under the New 1991 Loan Agreement.

         The  undersigned  hereby  waives   presentment,   demand  for  payment,
dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable laws.

         This Note shall be delivered to and accepted by the Company in the State of New York, and shall be governed by and interpreted under the internal laws thereof.

                                                CITIBANK,  N.A.,  solely  in its
                                                capacity as Trustee of the trust
                                                agreement   under  the   Stanley
                                                Account Value Plan



                                                By: Katarina Antens-Miller
                                                       Its:  Vice President

                                     ANNEX A
                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------
            Amount            Amount of               Principal
              of           Principal Paid              Amount          Notation
Date         Loan            or Prepaid              Outstanding        Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  AMENDED AND RESTATED 1991 SALARIED ESOP NOTE


                                                                   June 30, 1998
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of The Stanley Corporation ("the Company") the principal amount of $153,604,442.59 (the "Principal Amount Outstanding") with respect to the borrowings originally made under a promissory note dated as of June 7, 1991, and again amended and restated as of the date hereof, pursuant to a loan agreement dated the date hereof between the undersigned, as Borrower, and the Company, as lender (the "New 1991 Loan Agreement"), payable as hereinafter set forth and the New 1991 Loan Agreement. The undersigned promises to pay interest on the Principal Amount Outstanding from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Terms defined in the New 1991 Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the New 1991 Loan Agreement. This is the Replacement 1991 Salaried ESOP Note referred to in the New 1991 Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the New 1991 Loan Agreement. The New 1991 Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The Principal Amount Outstanding evidenced by this Note shall be payable as provided in the New 1991 Loan Agreement.

         Interest shall be payable on the Principal Amount Outstanding from the date hereof until payment in full and shall accrue and be payable at the rate and on the dates set forth in the New 1991 Loan Agreement both before and after default and before and after maturity and judgment. Accrued interest as of the date hereof shall be payable in the amount and on the date set forth in the New 1991 Loan Agreement.

         Anything contained in this Note to the contrary notwithstanding, the sole and only recourse of the Company for the payment of the obligations of undersigned hereunder shall be derived solely from (a) contributions (other than securities of the Company (the "Securities")) made to the undersigned from time to time pursuant to the Stanley Account Value Plan (the "Plan") to meet the obligations of undersigned hereunder, (b) dividends paid on the shares purchased by the Plan from the proceeds of a loan which was repaid with the proceeds of this Note, provided that such dividends and earnings thereon shall not constitute more than 98.42% of any payment of principal, interest or principal and interest under this Note except to the extent permitted under section 404(k) of the Internal Revenue Code of 1986, as amended (the

"Code") and provided further that dividends paid on allocated shares may be used for the payment of the obligations to the extent permitted under Code section 404(k), (c) earnings attributable to the investment of the contributions and dividends referred to in the preceding clauses (a) and (b), (d) proceeds of a loan entered into to repay the loan evidenced by this Note, and (e) to the extent permitted by law, proceeds from the sale of shares attributable to this Note. The foregoing limitations shall not affect the Company's rights, which are unconditional and absolute, to declare the indebtedness evidenced by this Note to be immediately due and payable upon the occurrence of any default; provided, however, that the extent of the Company's ability to declare such an acceleration and to transfer assets of the undersigned in satisfaction of any default shall be subject to the applicable limits of Treasury Regulation section 54.4975-7(b)(6). Notwithstanding any provision to the contrary, the proceeds from the sale of shares attributable to this Note cannot be used to pay the obligations hereunder unless (1) the Trustee receives a legal opinion, from legal counsel satisfactory to it, that such payment does not violate any provision of the Code or ERISA, and (2) the Company commits to the contributions of amounts to the Trust which have a fair market value equal to or exceeding the value of amounts which would have been allocated to participants' accounts had the 1991 Salaried ESOP Note not been refinanced.

         In all respects, this Note shall be subject to and construed in a manner consistent with the applicable requirements for an "exempt loan" (within the meaning of section 4975(d)(3) of the Code and Treasury Regulation section 54.4975-7(b)(1)(iii)).

         The amount of each payment hereunder shall be made to the Company at the Company's offices located at 76 Batterson Road, Farmington, Connecticut (Attn: Vice President, Corporate Finance) or at such other address as the Company may specify from time to time, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., Eastern time, on the day of payment. All payments received after 11:00 a.m., Eastern time, shall be deemed received on the next succeeding business day. The Company shall use its best efforts to keep a record of payments of principal with respect to this Note on Annex A hereto, and such record shall be presumptive evidence of the Principal Amount Outstanding under this Note. Failure to make such record shall not affect the Company's rights hereunder and under the New 1991 Loan Agreement.

         The  undersigned  hereby  waives   presentment,   demand  for  payment,
dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable laws.

         This Note shall be delivered to and accepted by the Company in the State of New York, and shall be governed by and interpreted under the internal laws thereof.

                                                CITIBANK,  N.A.,  solely  in its
                                                capacity as Trustee of the trust
                                                agreement   under  the   Stanley
                                                Account Value Plan



                                                By: Katarina Antens-Miller
                                                       Its:  Vice President

                                     ANNEX A
                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------
            Amount            Amount of               Principal
              of           Principal Paid              Amount          Notation
Date         Loan            or Prepaid              Outstanding        Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            A Partnership Including       Boston
                           Professional Corporations     Chicago
                           227 West Monroe Street        Los Angeles
                           Chicago, IL  60606-5096       Miami
                           312-372-2000                  Newport Beach
                           Facsimile 312-984-3651        New York
                                                         St. Petersburg (Russia)
                                                         Vilnius (Lithuania)
                                                         Washington, D.C.

                           Frederick W. Axley, P.C
                           Attorney at Law
                           faxley@mwe.com
McDERMOTT, WILL & EMERY    312-984-7574



                                                          June 30, 1998

The Stanley Works
76 Batterson Road
Farmington, Connecticut  06032

                  Re:      New 1991 Loan Agreement

Ladies and Gentlemen:

         We are special counsel to Citibank, N.A., a national banking association (the "Bank"). The Bank is the trustee (the "ESOP Trustee") of that certain Stanley Account Value Plan Trust (the "ESOP Trust") dated as of June 29, 1998 between the Bank and The Stanley Works (the "Company"), a Connecticut corporation, which forms a part of the Stanley Account Value Plan (the "ESOP"). The Bank, not in its individual capacity but solely as the ESOP Trustee under the ESOP Trust, and the Company have entered into an Implementation Agreement and New 1991 Loan Agreement, each dated as of June 30, 1998 (collectively, the "Agreements"), pursuant to which the Company will loan the ESOP Trust an aggregate principal amount of $180,122,846.12, which to refinance existing loans between the ESOP Trust and the Company (the "Refinancing Transaction"). In exchange the ESOP Trustee will issue to the Company the Amended and Restated 1991 Salaried ESOP Note, in the principal amount of $153,604,442.59 and the Amended and Restated 1991 Hourly ESOP Note, in the principal amount of $26,518,403.53 (collectively, the "Notes") This opinion is being rendered to you pursuant to an agreement of the parties. Capitalized terms used herein that are not defined herein have the meanings set forth in the Agreements.

         In connection with the Refinancing Transaction, we have examined copies of the Articles of Association and By-Laws of the Bank certified to us on June 17, 1998 as in effect, a certificate from the Bank dated June 26, 1998 relating to its power to execute the ESOP Trust, a certificate from the Office of the Comptroller of the Currency dated May 27, 1998 establishing the Bank as a validly existing national banking association, notice from the Office of the Comptroller of the Currency dated June 23, 1998 that the Bank possesses the required permit to act as a fiduciary, the ESOP Trust, the Agreements, the Notes and such other certificates and documents as we have deemed relevant or necessary as a basis for the opinions set forth below. In such connection, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as photostatic or certified copies, the authenticity of the originals of such copies, and the conformity, other than as to the dollar amounts, of all executed Agreements to the examined copies of the Agreements. We have relied, to the extent we deem such reliance proper,  upon  representations  made in the  Agreements,  the  ESOP  Trust,  and certificates or representations made in writing by duly authorized representatives of the ESOP trustee and the Company, copies of which, we understand, have been delivered to you.

         Based on and subject to the foregoing, we are of the opinion that:

         1. The Bank is a national banking association, duly organized and validly existing under the laws of the United States of America. The Bank has full corporate power and legal authority to execute and deliver the ESOP Trust and to undertake its duties thereunder. The ESOP Trustee has all requisite trust power and authority under the ESOP Trust to execute, deliver and undertake its obligations under the Agreements and the Notes.

         2. The ESOP Trust has been duly executed and delivered by the Bank in its individual capacity, and the Agreements have been duly executed by the ESOP Trustee in its trustee capacity.

         3. The ESOP Trust constitutes the legal, valid and binding obligation of the Bank solely as an exercise of its trust powers, and is enforceable against the Bank as trustee in accordance with its terms, except as enforceability thereof may be limited by (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, which remedies may be subject to the discretion of the court before which any proceedings therefor may be brought, and (b) applicable bankruptcy, administration, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

         4. The ESOP Trust is a trust duly constituted and validly existing under the laws of the State of New York. The ESOP Trust acting through the ESOP Trustee has the requisite trust power and authority to own its properties and assets. The ESOP Trustee has all requisite trust power and authority to execute, deliver and perform all of the obligations of the ESOP Trust under the Agreements and the Notes and to bind the ESOP Trust in connection therewith.

         5. Each of the Agreements and the Notes is a legal, valid and binding obligation of the ESOP Trust and is enforceable against the ESOP Trust in accordance with its terms, except as the enforceability thereof may be limited by (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, which remedies may be subject to the discretion of the court before which any proceedings therefor may be brought, and (b) applicable bankruptcy, administration, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

         No opinion is expressed herein with respect to matters arising under the Employee Retirement Income Security Act of 1974, as amended.

         We express no opinion as to the law of any jurisdiction other than the law of the State of New York and the federal law of the United States of America.

         This opinion is rendered solely to and for the benefit of The Stanley Works in connection with the refinancing transaction, and may not be relied upon by any other person or for any other purposes. This opinion is given as of the date hereof, and subsequent legislative, judicial, regulatory, administrative or other developments may occur after the date hereof, which may cause our opinion to change.


                                                     McDermott, Will & Emery
                                                     ---------------------------
                                                     McDERMOTT, WILL & EMERY